SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 11, 1997
                                                 -------------------



                   MAXICARE HEALTH PLANS, INC.
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       (Exact name of registrant as specified in its charter)




         Delaware                0-12024           95-3615709
----------------------------    ------------     -------------------
(State or other jurisdiction    (Commission      (IRS Employer
   of incorporation or          File Number)     Identification No.)
    organization)




1149 South Broadway Street, Los Angeles, California        90015


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  (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code  (213) 765-2000
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Item 5. Other Events.
        -------------

        On December 11, 1997 the Registrant's Board of Directors terminated Eugene Froelich as the Registrant's Executive Vice President, Finance and Administration and Chief Financial Officer and elected Richard Link to those positions. Mr. Froelich's employment with the Registrant and as an officer and director of the Registrant's subsidiaries pursuant to the Restated Employment Agreement dated as of April 1, 1996, as amended, was also terminated as of such date.

        Registrant's Press Release, dated December 12, 1997, is attached as an Exhibit hereto and is incorporated herein by reference.




































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Item 7. Financial Statements, Pro Forma Financial Information and
        ---------------------------------------------------------
        Exhibits.
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        (a)  Financial Statements of Businesses Acquired.
             None.

        (b)  Pro Forma Financial Information.
             None.

        (c)  Exhibits.

             Exhibit No. 99.6 - Press release reporting the appointment of Richard Link as Executive Vice
             President and Chief Financial Officer of the Company.




































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                            SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              Maxicare Health Plans, Inc.
                              ------------------------------
                                    (Registrant)




December 16, 1997             /s/ RICHARD A. LINK
                              ------------------------------
                                  Richard A. Link
                              Executive Vice President and
                               Chief Financial Officer



























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